Exhibit 99.1

InfoSpace Announces Second Quarter 2011 Results

BELLEVUE, Wash., July 28, 2011 (BUSINESS WIRE) — InfoSpace, Inc. (NASDAQ: INSP) today announced financial results for the second quarter ended June 30, 2011.

“We are pleased with our financial results for the second quarter,” said Bill Ruckelshaus, President and Chief Executive Officer of InfoSpace. “ Our core search business continues to perform well and posted another quarter of sequential revenue growth, as well as growth from the second quarter of 2010. With the sale of our e-commerce business in June, our financial results highlight, to a greater extent, the profitability of the search business. Additionally, we continue to evaluate acquisition opportunities to enhance long-term shareholder value.”

As a result of the sale of our e-commerce business, the Company is presenting the financial results for the ongoing business as continuing operations, which exclude the results of the e-commerce business. The results of the e-commerce business are presented as discontinued operations. The Company is providing this view of its financial results for both the second quarter of 2011 as well as historic periods.

•	Revenues for the second quarter of 2011 were $54.3 million, compared to revenues of $52.4 million for the second quarter of 2010.

•	Income from continuing operations for the second quarter was $4.4 million, or $0.12 per diluted share.

•

Net loss for the second quarter of 2011 was $3.9 million, or $0.10 per diluted share, which includes a charge of $7.7 million, or $0.20 per diluted share, due to the loss on the sale of the e-commerce business; compared to net income of $0.7 million, or $0.02 per diluted share, for the second quarter of 2010.

•	Adjusted EBITDA, as defined below, was $9.0 million for the second quarter of 2011, compared to $11.3 million for the second quarter of 2010.

•

Non-GAAP net income, as defined below, which excludes non-cash income taxes, was $6.2 million, or $0.16 per diluted share for the second quarter of 2011, compared to $2.2 million, or $0.06 per diluted share, for the second quarter of 2010.

•	Cash, cash equivalents, and marketable securities as of June 30, 2011 totaled $263.4 million. At the end of the quarter, the Company had no debt obligations.

Third Quarter Outlook

For the third quarter of 2011, the Company expects revenues to be between $55 million and $57 million, Adjusted EBITDA to be between $7.5 million and $8.5 million, and net income to be between $3 million and $4 million, or $0.08 to $0.10 per diluted share.

Conference Call and Webcast

A conference call will be held today at 2 p.m. Pacific time / 5 p.m. Eastern time. The live webcast can be accessed in the Investor Relations section of the InfoSpace corporate website, at http://www.infospaceinc.com.

Non-GAAP Financial Measures

InfoSpace’s Adjusted EBITDA is calculated by adjusting net income determined in accordance with generally accepted accounting principles (“GAAP”) to exclude the effects of discontinued operations (including loss from discontinued operations, net of taxes, and loss on sale of discontinued operations, net of taxes), of income taxes, depreciation, amortization of intangible assets, stock-based compensation expense, and other loss (income), net (which includes such items as adjustments to the fair values of contingent liabilities related to business combinations, gains on resolutions of contingencies, interest income, foreign currency gains or losses, and gains or losses from the disposal of assets), as detailed in the accompanying table to the preliminary condensed consolidated financial statements (unaudited).

InfoSpace’s management believes that Adjusted EBITDA provides meaningful supplemental information regarding the Company’s performance by excluding certain expenses and gains that management believes are not indicative of its core business operating results. InfoSpace uses this non-GAAP financial measure for internal management purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. InfoSpace believes that Adjusted EBITDA is a common measure used by investors and analysts to evaluate its performance, that it provides a more complete understanding of the results of operations and trends affecting the Company’s business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. A table reconciling the Company’s Adjusted EBITDA to net income, which the Company’s management believes to be the most comparable GAAP measure, accompanies the preliminary condensed consolidated unaudited financial statements in this release.

InfoSpace’s Non-GAAP net income is calculated by adjusting GAAP net income to exclude the effects of discontinued operations (including loss from discontinued operations , net of taxes, and loss on sale of discontinued operations, net of taxes)and non-cash income taxes from continuing operations, as detailed in the accompanying table to the preliminary condensed consolidated financial statements (unaudited). Non-cash income tax expense from continuing operations represents a reduction in cash taxes from continuing operations primarily attributable to the utilization of U.S. net operating losses. InfoSpace’s management believes that this non-GAAP measure provides meaningful supplemental information regarding the Company’s performance.

Adjusted EBITDA and non-GAAP net income should be evaluated in light of the Company’s financial results prepared in accordance with GAAP, and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income.

About InfoSpace, Inc.

InfoSpace, Inc., a leading developer of metasearch products, is focused on bringing the best of the Web to Internet users. InfoSpace’s proprietary metasearch technology combines the top results from several of the largest online search engines, providing fast and comprehensive search results. InfoSpace sites include Dogpile® (www.dogpile.com), InfoSpace.com® (www.infospace.com), MetaCrawler® (www.metacrawler.com), WebCrawler® (www.webcrawler.com), and WebFetch® (www.webfetch.com). InfoSpace’s metasearch technology is also available on nearly 100 partner sites, including content, community, and connectivity sites. In addition, the Company operates an innovative online search engine optimization tool, WebPosition® (www.webposition.com). Additional information may be found at www.infospaceinc.com.

InfoSpace.com, InfoSpace, Dogpile, MetaCrawler, WebCrawler, WebFetch, and other marks are trademarks of InfoSpace, Inc.

###

Investor Contact:

Stacy Ybarra, InfoSpace

(425) 709-8127

stacy.ybarra@infospace.com

This announcement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, but not limited to: general economic, industry, and market sector conditions; the timing and extent of market acceptance of developed products and services and related costs; our dependence on companies to distribute our products and services; future acquisitions; the successful execution of the Company’s strategic initiatives, operating plans, and marketing strategies; the condition of our cash investments; and the completion of the review of our financial statements for the second quarter of 2011. A more detailed description of these and certain other factors that could affect actual results is included in InfoSpace, Inc.’s most recent Annual Report on Form 10-K and subsequent reports filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. InfoSpace, Inc. undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

InfoSpace, Inc.

Preliminary Condensed Consolidated Statements of Operations (1)

(Unaudited)

(Amounts in thousands, except per share data)

	Three months ended		Six months ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Revenues:	$54,292	$52,363	$105,942	$114,136
Cost of sales:	35,807	29,142	67,523	72,701

Gross profit	18,485	23,221	38,419	41,435
Expenses and other income:
Engineering and technology (2)	1,784	2,540	3,448	4,446
Sales and marketing (2)	4,902	7,314	11,869	13,796
General and administrative (2)	4,970	6,751	10,130	13,506
Depreciation	552	814	1,214	1,634
Other loss (income), net (3)	(107)	3,522	(182)	3,659

Total expenses and other loss	12,101	20,941	26,479	37,041

Income from continuing operations before income taxes	6,384	2,280	11,940	4,394
Income tax expense	(1,999)	(850)	(3,788)	(1,420)

Income from continuing operations	4,385	1,430	8,152	2,974

Discontinued operations:(1)
Loss from discontinued operations, net of taxes (2)	(621)	(760)	(2,253)	(760)
Loss on sale of discontinued operations, net of taxes	(7,674)	—	(7,674)	—

Net income (loss)	$(3,910)	$670	$(1,775)	$2,214

Earnings per share - Basic
Income from continuing operations	$0.12	$0.04	$0.22	$0.08
Loss from discontinued operations	(0.02)	(0.02)	(0.06)	(0.02)
Loss on sale of discontinued operations, net of taxes	(0.20)	—	(0.21)	—

Net income (loss) per share - Basic	$(0.10)	$0.02	$(0.05)	$0.06

Earnings per share - Diluted
Income from continuing operations	$0.12	$0.04	$0.22	$0.08
Loss from discontinued operations	(0.02)	(0.02)	(0.06)	(0.02)
Loss on sale of discontinued operations	(0.20)	—	(0.21)	—

Net income (loss) per share - Diluted	$(0.10)	$0.02	$(0.05)	$0.06

Weighted average shares outstanding used in computing basic income per share	37,422	35,751	36,883	35,609

Weighted average shares outstanding used in computing diluted income per share	38,128	37,353	37,609	37,207

(1)

In the three and six months ended June 30, 2011, the Company completed the sale of its Mercantila e-commerce business. The operating results of that business have been presented as discontinued operations for all periods presented. Income taxes related to discontinued operations were a benefit of $0.6 million and a benefit of $1.3 million for the three and six months ended June 30, 2011, respectively. Income taxes related to discontinued operations were $0.2 million for the three and six months ended June 30, 2010. A loss, net of an income tax benefit of $5.1 million, on the sale of the Mercantila business was recorded for the three and six months ended June 30, 2011, respectively. Revenue, operating expenses and income taxes, loss from discontinued operations and the loss on sale of these discontinued operations are presented below (in thousands):

	Three months ended		Six months ended
E-Commerce	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Revenue	$6,915	$7,039	$16,894	$7,039
Operating expenses and income taxes	7,536	7,799	19,147	7,799

Loss from discontinued operations, net of taxes	$(621)	$(760)	$(2,253)	$(760)

Loss on sale of discontinued operations, net of taxes	$(7,674)	$—	$(7,674)	$—

(2)	Stock-based compensation expense for the three and six months ended June 30, 2011 and 2010 is allocated among the following captions (in thousands):

	Three months ended		Six months ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Cost of sales - services	$53	$145	$197	$253
Engineering and technology	178	651	433	862
Sales and marketing	223	1,059	652	1,538
General and administrative	884	1,935	2,089	3,417
Discontinued operations	(536)	169	(159)	169

Total stock-based compensation expense	$802	$3,959	$3,212	$6,239

(3)

In the six months ended June 30, 2011, the Company recorded a $1.5 million charge as a result of the increase in the estimated fair value of a contingent liability related to operation of the assets acquired on April 1, 2010 from Make The Web Better, and recorded a $1.5 million gain on the resolution of a contingency.

InfoSpace, Inc.

Preliminary Condensed Consolidated Balance Sheets

(Unaudited)

(Amounts in thousands)

	June 30, 2011	December 31, 2010
ASSETS

Current assets:
Cash and cash equivalents	$70,698	$155,645
Short-term investments, available-for-sale	192,704	98,091
Accounts receivable, net	19,758	19,189
Other receivables	4,262	1,185
Prepaid expenses and other current assets	1,577	2,163
Assets of discontinued operations	—	16,161

Total current assets	288,999	292,434

Property and equipment, net	6,814	7,304
Goodwill	57,465	57,465
Other intangible assets, net	282	282
Other long-term assets	4,264	4,258

Total assets	$357,824	$361,743

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$12,503	$2,699
Accrued expenses and other current liabilities	20,779	39,518
Liabilities from discontinued operations	—	7,777

Total current liabilities	33,282	49,994

Other long-term liabilities	757	955

Total liabilities	34,039	50,949

Stockholders’ equity:
Common stock	4	4
Additional paid-in capital	1,337,020	1,322,265
Accumulated deficit	(1,013,248)	(1,011,473)
Accumulated other comprehensive income (loss)	9	(2)

Total stockholders’ equity	323,785	310,794

Total liabilities and stockholders’ equity	$357,824	$361,743

Summary of cash, cash equivalents, and short-term investments:
Cash and cash equivalents	$70,698	$155,645
Short-term investments, available-for-sale	192,704	98,091

Cash, cash equivalents, and short-term investments	$263,402	$253,736

InfoSpace, Inc.

Preliminary Condensed Consolidated Statements of Cash Flows

(Unaudited)

(Amounts in thousands)

	Six months ended
	June 30, 2011	June 30, 2010
Operating activities:
Net income (loss)	$(1,775)	$2,214
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Loss on sale of discontinued operations	7,674	—
Loss from discontinued operations	2,253	760
Stock-based compensation	3,371	6,070
Depreciation and amortization of intangible assets	2,827	3,477
Earn-out contingent liability adjustments	1,500	—
Gain on resolution of contingent liability	(1,500)	—
Deferred income taxes	(198)	—
Excess tax benefits from stock-based award activity	—	(1,097)
Amortization of premium on investments, net	240	942
Loss on disposal of assets	5	544
Other	(20)	(7)
Cash provided (used) by changes in operating assets and liabilities:
Accounts receivable	107	8,831
Other receivables	(3,077)	60
Prepaid expenses and other current assets	586	603
Other long-term assets	(294)	285
Accounts payable	9,825	(2,956)
Accrued expenses and other current and long-term liabilities	(13,018)	(2,984)

Net cash provided by operating activities of continuing operations	8,506	16,742

Investing activities:
Business acquisitions, net of cash acquired	—	(8,000)
Purchases of property and equipment	(2,209)	(977)
Other long-term assets	288	—
Proceeds from the sale of assets	—	306
Proceeds from maturities of investments	44,767	115,460
Purchases of investments	(139,611)	(141,841)

Net cash used by investing activities of continuing operations	(96,765)	(35,052)

Financing activities:
Proceeds from stock option exercises and issuance of stock through employee stock purchase plan	11,869	1,840
Tax payments from shares withheld upon vesting of restricted stock units	(1,119)	(2,383)
Earn-out payments for business acquisitions	(423)	—
Repayment of capital lease obligations	(221)	(291)
Excess tax benefits from stock-based award activity	—	1,097

Net cash provided by financing activities of continuing operations	10,106	263

Discontinued operations:
Net cash povided used by operating activities attributable to discontinued operations	(6,156)	(2,606)
Net cash used by investing activities attributable to discontinued operations	(638)	(7,966)

Net cash provided used by discontinued operations	(6,794)	(10,572)

Net decrease in cash and cash equivalents	(84,947)	(28,619)

Cash and cash equivalents:
Beginning of period	155,645	83,750

End of period	$70,698	$55,131

InfoSpace, Inc.

Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measure

Preliminary Adjusted EBITDA Reconciliation (1)

(Unaudited)

(Amounts in thousands)

	Three months ended		Six months ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Net income (loss) (2)	$(3,910)	$670	$(1,775)	$2,214
Discontinued operations	8,295	760	9,927	760
Depreciation and amortization of intangible assets	1,376	1,714	2,827	3,477
Stock-based compensation	1,338	3,790	3,371	6,070
Other loss (income), net (3)	(107)	3,522	(182)	3,659
Income tax expense	1,999	850	3,788	1,420

Adjusted EBITDA (4)	$8,991	$11,306	$17,956	$17,600

InfoSpace, Inc.
Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measure
Preliminary Non-GAAP Reconciliation (1)
(Unaudited)
(Amounts in thousands)

	Three months ended		Six months ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Net income (loss) (2)	$(3,910)	$670	$(1,775)	$2,214
Discontinued operations	8,295	760	9,927	760

Income from continuing operations (2)	4,385	1,430	8,152	2,974
Non-cash income tax expense from continuing operations(1)	1,862	774	3,532	1,283

Non-GAAP net income (4)	$6,247	$2,204	$11,684	$4,257

Income from continuing operations - diluted	$0.12	$0.04	$0.22	$0.08
Non-cash income taxes per share - diluted (4)	0.04	0.02	0.09	0.03

Non-GAAP net income per share - diluted (4)	$0.16	$0.06	$0.31	$0.11

Preliminary Adjusted EBITDA Reconciliation for Forward-Looking Guidance

(Amounts in thousands)

	Ranges for the three months ending September 30, 2011
Net income	$3,000	$4,000
Depreciation	1,200	1,150
Stock-based compensation	1,800	1,650
Other income, net (3)	(100)	(300)
Income tax expense	1,600	2,000

Adjusted EBITDA	$7,500	$8,500

(1)

InfoSpace’s Adjusted EBITDA is calculated by adjusting net income determined in accordance with generally accepted accounting principles (“GAAP”) to exclude the effects of discontinued operations (including loss from discontinued operations, net of taxes, and loss on sale of discontinued operations, net of taxes), income taxes, depreciation, amortization of intangible assets, stock-based compensation expense, and other (income) loss, net (which includes such items as adjustments to the fair values of contingent liabilities related to business combinations, gains on resolutions of contingencies, interest income, foreign currency gains or losses, and gains or losses from the disposal of assets), as detailed above. InfoSpace’s management believes that Adjusted EBITDA provides meaningful supplemental information regarding the Company’s performance by excluding certain expenses and gains that management believes are not indicative of its core business operating results. InfoSpace uses this non-GAAP financial measure for internal management purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. InfoSpace believes that Adjusted EBITDA is a common measure used by investors and analysts to evaluate its performance, that it provides a more complete understanding of the results of operations and trends affecting the Company’s business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure.

InfoSpace’s Non-GAAP net income is calculated by adjusting GAAP net income to exclude the effects of discontinued operations (including loss from discontinued operations, net of taxes, and loss on sale of discontinued operations, net of taxes) and the non-cash portion of income tax expense from continuing operations. The non-cash portion of income tax expense from continuing operations represents a reduction to cash taxes payable associated with the utilization of deferred tax assets, which are primarily comprised of U.S. federal net operating losses. Due to the Company’s continued ability to offset a substantial portion of its cash tax liabilities through 2020 provided by these deferred tax assets, management believes that excluding the non-cash portion of income tax expense from continuing operations and the effects of discontinued operations from its GAAP net income provides meaningful supplemental information to investors and analysts regarding the Company’s performance and the valuation of its business.

Adjusted EBITDA and non-GAAP net income should be evaluated in light of the Company’s financial results prepared in accordance with GAAP, and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income .

(2)	As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).
(3)

Other income, net, primarily consists of adjustments to the fair values of contingent liabilities related to business combinations, gains on resolutions of contingencies, interest income, foreign currency gains or losses, and gains or losses from the disposal of assets.

(4)	Amounts previously disclosed have been revised to reflect the effect of classifying the Company’s Mercantila e-commerce business as discontinued operations.

InfoSpace, Inc.

Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measure

Preliminary Adjusted EBITDA Reconciliation (1)

(Unaudited)

(Amounts in thousands)

	Three months ended				Year ended	Three months ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
	2010	2010	2010	2010	2010	2011
Net income (2)	$1,544	$670	$(102)	$11,591	$13,703	$2,135
Discontinued operations	—	760	1,684	2,149	4,593	1,632
Depreciation and amortization of intangible assets	1,763	1,714	1,735	1,558	6,770	1,451
Stock-based compensation	2,280	3,790	2,708	5,140	13,918	2,033
Other loss (income), net (3)	137	3,522	493	(19,399)	(15,247)	(75)
Income tax expense	570	850	81	7,224	8,725	1,789

Adjusted EBITDA (4)	$6,294	$11,306	$6,599	$8,263	$32,462	$8,965

InfoSpace, Inc.

Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measure

Preliminary Non-GAAP Income Reconciliation (1)

(Unaudited)

(Amounts in thousands)

	Three months ended				Year ended	Three months ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
	2010	2010	2010	2010	2010	2011
Net income (2)	$1,544	$670	$(102)	$11,591	$13,703	$2,135
Discontinued operations	—	760	1,684	2,149	4,593	1,632

Income from continuing operations (2)	1,544	1,430	1,582	13,740	18,296	3,767
Non-cash income tax expense from continuing operations(1)	509	774	167	7,079	8,529	1,670

Non-GAAP net income (4)	$2,053	$2,204	$1,749	$20,819	$26,825	$5,437

Income from continuing operations per share - diluted	$0.04	$0.04	$0.04	$0.37	$0.50	$0.10
Non-cash income taxes per share - diluted (4)	0.02	0.02	$0.01	0.19	0.23	0.05

Non-GAAP net income per share - diluted (4)	$0.06	$0.06	$0.05	$0.56	$0.73	$0.15

(1)

InfoSpace’s Adjusted EBITDA is calculated by adjusting net income determined in accordance with generally accepted accounting principles (“GAAP”) to exclude the effects of discontinued operations (including loss from discontinued operations, net of taxes, and loss on sale of discontinued operations, net of taxes), income taxes, depreciation, amortization of intangible assets, stock-based compensation expense, and other (income) loss, net (which includes such items as adjustments to the fair values of contingent liabilities related to business combinations, gains on resolutions of contingencies, interest income, foreign currency gains or losses, and gains or losses from the disposal of assets), as detailed above. InfoSpace’s management believes that Adjusted EBITDA provides meaningful supplemental information regarding the Company’s performance by excluding certain expenses and gains that management believes are not indicative of its core business operating results. InfoSpace uses this non-GAAP financial measure for internal management purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. InfoSpace believes that Adjusted EBITDA is a common measure used by investors and analysts to evaluate its performance, that it provides a more complete understanding of the results of operations and trends affecting the Company’s business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure.

InfoSpace’s Non-GAAP net income is calculated by adjusting GAAP net income to exclude the effects of discontinued operations (including loss from discontinued operations, net of taxes, and loss on sale of discontinued operations, net of taxes) and the non-cash portion of income tax expense from continuing operations. The non-cash portion of income tax expense from continuing operations represents a reduction to cash taxes payable associated with the utilization of deferred tax assets, which are primarily comprised of U.S. federal net operating losses. Due to the Company’s continued ability to offset a substantial portion of its cash tax liabilities through 2020 provided by these deferred tax assets, management believes that excluding the non-cash portion of income tax expense from continuing operations and the effects of discontinued operations from its GAAP net income provides meaningful supplemental information to investors and analysts regarding the Company’s performance and the valuation of its business.

Adjusted EBITDA and non-GAAP net income should be evaluated in light of the Company’s financial results prepared in accordance with GAAP, and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income.

(2)	As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).
(3)

Other income, net, primarily consists of adjustments to the fair values of contingent liabilities related to business combinations, gains on resolutions of contingencies, interest income, foreign currency gains or losses, and gains or losses from the disposal of assets.

(4)	Amounts previously disclosed have been revised to reflect the effect of classifying the Company’s Mercantila e-commerce business as discontinued operations.